SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: January 27, 2005
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

200 SW Market Street, Suite 1900
Portland, Oregon 97201
(address of Principal Executive Offices)(Zip Code)

(503) 546-2491
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

               On January 27, 2005, Umpqua Holdings Corporation issued a press release announcing financial results for the fourth quarter and year end 2004. A copy of the press release is attached as Exhibit 99.1. Attached as Exhibit 99.2 is a Statistical Supplement that the Company provides to shareholders and others who request additional financial and statistical information not included in the press release. This information is being furnished to satisfy Regulation FD, but is not deemed filed under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.
	(99.1)	Press Release with Quarterly Earnings
	(99.2)	Statistical Supplement

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)

Dated: January 27, 2005	By: /s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary

Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:
Ray Davis	Dan Sullivan
President/CEO	EVP/CFO
Umpqua Holdings Corporation	Umpqua Holdings Corporation
503-546-2490	503-546-2492
raydavis@umpquabank.com	dansullivan@umpquabank.com

UMPQUA HOLDINGS REPORTS STRONG FOURTH QUARTER AND FULL YEAR
2004 RESULTS
Humboldt Conversion Complete, Organic Loan Growth of 20%

PORTLAND, Ore. - January 27, 2005 - Umpqua Holdings Corporation (NASDAQ: UMPQ), parent company of Umpqua Bank and Strand, Atkinson, Williams & York, Inc., today announced fourth quarter 2004 net income of $16.3 million, or $0.36 per diluted share, compared to $8.6 million, or $0.30 per diluted share, for the fourth quarter of 2003. For the year ended December 31, 2004, net income was $47.2 million, or $1.30 per diluted share compared to $34.1 million, or $1.19 per diluted share for the year ended 2003. These results reflect earnings per share growth of 20% for the fourth quarter of 2004 compared to the same period a year ago and 9% on an annual basis.

The Company recognized merger-related expenses, net of tax, of $1.7 million, or $0.04 per diluted share, for the fourth quarter of 2004. For the year, merger-related expenses, net of tax, were $3.6 million, or $0.10 per diluted share, compared to $1.3 million, or $0.05 per diluted share, for 2003.

Excluding merger-related expenses, the Company reported income of $18.0 million, or $0.40 per diluted share for the fourth quarter of 2004, compared to $8.6 million, or $0.30 per diluted share for the fourth quarter of 2003, an increase of 33% on a per share basis. For the year 2004, excluding merger-related expenses, the Company reported income of $50.7 million, or $1.40 per diluted share, compared to $35.5 million, or $1.24 per diluted share for 2003, an increase of 13% on a per share basis.

As previously announced, the Company completed the sale of its merchant card processing portfolio during December 2004. In accordance with generally accepted accounting principles, the financial results related to the merchant card processing operations, including the gain on sale, have been classified as a discontinued operation, net of tax. For the fourth quarter of 2004, the Company reported income from discontinued operations of $3.5 million, or $0.08 per diluted share, inclusive of the after-tax gain on sale of $3.4 million. For the year ended December 31,

Umpqua Holdings Corporation Announces Fourth Quarter and Full Year 2004 Results
January 27, 2005

2004, the Company reported income from discontinued operations of $3.9 million, or $0.11 per diluted share and income from continuing operations of $43.3 million, or $1.19 per diluted share.

Umpqua Bank's net interest margin increased to 5.05% for the month of December 2004, principally resulting from the recent increases in short-term market interest rates. Umpqua Bank's net interest margin was 4.96% for the fourth quarter of 2004, compared to 4.93% for the third quarter of 2004. For the full year 2004, Umpqua Bank's net interest margin was 4.88%, compared to 5.01% for 2003.

The provision for loan loss was $3.7 million, or 0.43% of average loans on an annualized basis, for the fourth quarter of 2004, as compared to $1.1 million, or 0.22% of average loans on an annualized basis, for the same period in 2003. For the full year 2004, the provision for loan loss was $7.3 million, or 0.27% of average loans, compared to $4.6 million, or 0.24% of average loans, for 2003. Net charge-offs were $2.8 million, or 0.33% of average loans on an annualized basis, for the fourth quarter of 2004, compared to $1.0 million, or 0.21% of average loans on an annualized basis, for the same period in 2003. For the full year 2004, net charge-offs were $4.5 million, or 0.17% of average loans, compared to $3.9 million, or 0.21% of average loans, for 2003. Non-performing assets were 0.48% of total assets at December 31, 2004, down ten basis points from September 30, 2004 and one basis point higher than a year ago. The linked quarter improvement in asset quality is principally attributable to successful resolution of several problem loans and the increased level of gross charge-offs recognized during the quarter. The allowance for credit losses as a percentage of total loans at December 31, 2004 was 1.31%, an increase of four basis points from year-end 2003.

"The past year's accomplishments were significant and made 2004 a watershed year for Umpqua Holdings" said Ray Davis, President and Chief Executive Officer of Umpqua Holdings Corporation. "In addition to producing record operating results, maintaining exceptional credit quality and producing double-digit organic loan and deposit growth, we achieved our goal of expanding into the high-growth markets of Northern California. We are entering 2005 well positioned to continue building shareholder value through delivering the most unique customer experience in the banking industry," Davis added.

Umpqua Bank, Umpqua Holdings' largest subsidiary, reported an efficiency ratio before merger-related expenses of 48.4% for the fourth quarter of 2004, compared to 55.4% for the previous quarter and 56.9% for the same quarter one year ago. Excluding the gain on sale of the merchant card processing portfolio and merger related expense, Umpqua Bank's efficiency ratio for the fourth quarter of 2004 was 52.8% .

Total consolidated assets of Umpqua Holdings as of December 31, 2004 were $4.9 billion, compared to $3.0 billion at December 31, 2003. Total gross loans and deposits were $3.5 billion and $3.8 billion, respectively, as of December 31, 2004, compared to $2.0 billion and $2.4 billion, respectively, as of September 30, 2004.

Total organic growth for the year in loans and deposits was $408 million, or 20%, and $229 million, or 10%, respectively. Organic growth is defined as growth excluding the increase related to acquisitions on the Company's balance sheet, with all growth subsequent to the

Umpqua Holdings Corporation Announces Fourth Quarter and Full Year 2004 Results
January 27, 2005

acquisition date included as organic. The following table presents the full year 2004 annualized organic growth rates, excluding the impact of acquisitions:

		July 2004		Organic
		Acquired		Growth
(Dollars in thousands)	Dec 31, 2004	Growth	Dec 31, 2003	Rate
Loans	$3,470,961	$1,059,295	$2,003,587	20%
Deposits	$3,799,107	$1,192,058	$2,378,192	10%
Assets	$4,879,968	$1,645,908	$2,963,815	9%

The Company acquired approximately $65 million of brokered time deposits as part of the Humboldt Bancorp acquisition. During the fourth quarter of 2004, approximately $55 million of these deposits matured without a marketed renewal. Excluding this planned run-off, the organic growth rate in deposits for the year would have been 12%.

At December 31, 2004 total shareholders equity was $688 million, and tangible book value per share was $6.31.

The Company completed the system integration of the Humboldt Bancorp acquisition in the fourth quarter of 2004.

About Umpqua Holdings Corporation
Umpqua Holdings Corporation (NASDAQ: UMPQ) is the parent company of Umpqua Bank, an Oregon based community bank recognized for its entrepreneurial approach, innovative use of technology, and distinctive banking solutions. Umpqua Bank has 92 stores throughout Oregon, Northern California and Southwest Washington. The bank was named #1 on "The 100 Best Companies to Work For in Oregon" large companies list for 2004 by Oregon Business Magazine. Umpqua Holdings also owns a retail brokerage subsidiary, Strand, Atkinson, Williams & York, Inc. which has 14 locations throughout Oregon and Southwest Washington and offers brokerage services within Umpqua Bank stores. Additionally, Umpqua Bank's Private Client Services Division provides tailored financial services and products to individual customers. Umpqua Holdings Corporation is headquartered in Portland, Oregon. For more information, visit www.umpquaholdingscorp.com.

Umpqua Holdings Corporation will conduct a quarterly earnings conference call Thursday, January 27, 2005, at 10:00 a.m. PDT where management will discuss operating results for the fourth quarter and full year 2004. There will be a question-and-answer session following the presentation. Shareholders, analysts and other interested parties are invited to join the call by dialing 888-791-5525 a few minutes before 10:00 a.m. The password is "UMPQUA." Information to be discussed in the teleconference will be available on the Company's website prior to the call at www.umpquaholdingscorp.com. A rebroadcast can be found approximately one hour after the conference call by dialing 888-416-1171, or by visiting that website.

- more -

Umpqua Holdings Corporation Announces Fourth Quarter and Full Year 2004 Results
January 27, 2005

Umpqua Holdings Corporation
Consolidated Statements of Income
(Unaudited)

		Quarter ended:

Dollars in thousands, except per share data	December 31, 2004	September 30, 2004	December 31, 2003

Interest income
Loans and leases	$55,261	$50,875	$31,940
Investments taxable	6,892	7,433	4,166
Investments tax exempt	768	749	442
Temporary investments	296	194	45
Other interest and dividends	23	14	15

Total interest income	63,240	59,265	36,608

Interest expense
Deposits	10,383	8,939	5,408
Repurchase agreements and
fed funds purchased	266	207	154
Trust preferred securities	2,333	1,979	925
Other borrowings	584	731	318

Total interest expense	13,566	11,856	6,805
Net interest income	49,674	47,409	29,803
Provision for loan losses	3,667	1,479	1,075
Non-interest income
Service charges	5,434	5,570	3,188
Brokerage fees	3,188	2,736	2,554
Mortgage banking revenue	1,665	1,942	1,200
Gain on sale of securities	--	13	2
Other income	2,197	1,210	496

Total non-interest income	12,484	11,471	7,440

Non-interest expense
Salaries and benefits	20,248	19,685	13,583
Occupancy and equipment	5,809	5,688	3,770
Other	9,820	10,150	6,077
Merger related expenses	2,656	2,176	--

Total non-interest expense	38,533	37,699	23,430
Income before income taxes and discontinued
operations	19,958	19,904	12,738
Provision for income tax	7,170	6,457	4,308

Income from continuing operations	12,788	13,245	8,430
Gain on sale of discontinued operation, net of tax	3,375	--	--
Income from discontinued operation, net of tax	106	123	160

Net income	$16,269	$13,368	$8,590

Weighted average shares outstanding	44,121,546	42,149,082	28,389,064
Weighted average diluted shares outstanding	44,870,939	42,889,713	28,802,165

Earnings per share - Basic:
Continuing operations	$0.29	$0.31	$0.30
Discontinued operations	$0.08	$0.01	$0.00
Net income	$0.37	$0.32	$0.30

Earnings per share - Diluted:
Continuing operations	$0.28	$0.31	$0.29
Discontinued operations	$0.08	$0.00	$0.01
Net income	$0.36	$0.31	$0.30

Umpqua Holdings Corporation Announces Fourth Quarter and Full Year 2004 Results
January 27, 2005

Umpqua Holdings Corporation
Consolidated Statements of Income
(Unaudited)

	Twelve months ended:

Dollars in thousands, except per share data	December 31, 2004	December 31, 2003

Interest income
Loans and leases	$170,791	$126,900
Investments taxable	24,330	12,255
Investments tax exempt	2,325	2,443
Temporary investments	544	465
Other interest and dividends	68	69

Total interest income	198,058	142,132
Interest expense
Deposits	30,999	23,608
Repurchase agreements and
fed funds purchased	794	502
Trust preferred securities	6,555	3,715
Other borrowings	2,023	1,035

Total interest expense	40,371	28,860
Net interest income	157,687	113,272
Provision for loan losses	7,321	4,550
Non-interest income
Service charges	17,404	12,556
Brokerage fees	11,829	9,498
Mortgage banking revenue	7,655	11,473
Gain on sale of securities	19	2,155
Other income	4,466	2,319

Total non-interest income	41,373	38,001
Non-interest expense
Salaries and benefits	67,351	53,090
Occupancy and equipment	19,765	14,834
Other	32,466	25,263
Merger related expenses	5,597	2,082

Total noninterest expense	125,179	95,269
Income before income taxes and discontinued operations	66,560	51,454
Provision for income tax	23,270	17,970

Income from continuing operations	43,290	33,484
Gain on sale of discontinued operations, net of tax	3,375	--
Income from discontinued operations, net of tax	501	635

Net income	$47,166	$34,119

Weighted average shares outstanding	35,804,038	28,294,291
Weighted average diluted shares outstanding	36,345,443	28,666,070

Earnings per share - Basic:
Continuing operations	$1.21	$1.18
Discontinued operations	$0.11	$0.03
Net income	$1.32	$1.21

Earnings per share - Diluted:
Continuing operations	$1.19	$1.17
Discontinued operations	$0.11	$0.02
Net income	$1.30	$1.19

Umpqua Holdings Corporation Announces Fourth Quarter and Full Year 2004 Results
January 27, 2005

Umpqua Holdings Corporation
Consolidated Balance Sheets
(Unaudited)

Dollars in thousands, except per share data	December 31, 2004	September 30, 2004	December 31, 2003

Assets:
Cash and cash equivalents	$116,188	$245,557	$134,006
Trading account securities	1,577	1,539	1,265
Investments available for sale	678,003	738,538	501,904
Investments held to maturity	11,807	12,340	14,612
Loans held for sale	20,791	29,632	37,798
Loans and leases	3,470,961	3,323,137	2,003,587
Less: Allowance for loan losses	(44,229)	(43,374)	(25,352)

Loans and leases, net	3,426,732	3,279,763	1,978,235
Federal Home Loan Bank stock	14,218	14,840	7,168
Premises and equipment, net	85,681	94,928	63,328
Other real estate owned	979	641	2,529
Mortgage servicing rights, net	11,154	11,140	10,608
Goodwill and other intangibles	408,460	409,516	159,585
Other assets	104,378	108,027	52,777

Total assets	$4,879,968	$4,946,461	$2,963,815

Liabilities:
Deposits	$3,799,107	$3,919,271	$2,378,192
Securities sold under agreements
to repurchase and fed funds purchased	88,267	47,752	83,531
Borrowings	88,451	88,521	55,000
Notes payable for Trust preferred
securities	166,256	166,280	97,941
Other liabilities	50,274	52,660	30,182

Total liabilities	4,192,355	4,274,484	2,644,846

Shareholders' equity:
Common stock	560,611	556,995	230,773
Retained earnings	128,112	114,494	89,058
Accumulated other comprehensive
Income (loss)	(1,012)	488	(862)

Total shareholders' equity	687,613	671,977	318,969

Total liabilities and shareholders' equity	$4,879,968	$4,946,461	$2,963,815

Common shares outstanding at period end	44,211,075	43,979,674	28,411,816
Book value per share	$15.55	$15.28	$11.23
Tangible book value per share	$6.31	$5.97	$5.,61
Tangible equity	$279,153	$262,461	$159,384

Umpqua Holdings Corporation Announces Fourth Quarter and Full Year 2004 Results
January 27, 2005

Umpqua Holdings Corporation
Loan Portfolio
(Unaudited)

Dollars in thousands	December 31, 2004	September 30, 2004	December 31, 2003

Loans and leases by purpose:

Commercial real estate	$1,874,646	$1,814,303	$1,072,191
Residential real estate	221,047	214,518	84,423
Construction	461,096	427,863	232,849

Total real estate	2,556,789	2,456,684	1,389,463
Commercial	823,364	766,274	565,652
Leases	18,357	19,552	10,918
Consumer	71,174	78,647	36,790
Other	1,277	1,980	764

Total loans and leases	$3,470,961	$3,323,137	$2,003,587

	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	December 31, 2004	September 30, 2004	December 31, 2003

Allowance for credit losses
Balance beginning of period	$43,374	$27,319	$25,312
Provision for credit losses	3,667	1,479	1,075
Acquisitions	--	17,257	--
Reclassification	--	(1,216)	--

Charge-offs	(3,443)	(2,124)	(1,591)
Less: recoveries	631	659	556

Net charge-offs	(2,812)	(1,465)	(1,035)

Total Allowance for loan losses	44,229	43,374	25,352

Reserve for unfunded commitments	1,338	1,216	--

Total Allowance for credit losses	$45,567	$44,590	$25,352

Net charge-offs to average
loans and leases (annualized)	0.33%	0.18%	0.21%
Recoveries to gross charge-offs	18.33%	31.03%	34.95%
Allowance for credit losses to
loans and leases	1.31%	1.34%	1.27%
Allowance for credit losses to
nonperforming loans and leases	202%	160%	222%
Nonperforming loans and leases
To total loans and leases	0.65%	0.84%	0.57%

Nonperforming assets
Nonperforming loans and leases	$22,573	$27,796	$11,425
Real estate owned	979	641	2,529

Total nonperforming assets	$23,552	$28,437	$13,954

Umpqua Holdings Corporation Announces Fourth Quarter and Full Year 2004 Results
January 27, 2005

Umpqua Holdings Corporation
Loan Portfolio
(Unaudited)

	Year Ended	Year Ended
Dollars in thousands	December 31, 2004	December 31, 2003

Allowance for credit losses
Balance beginning of period	$25,352	$24,731
Provision for credit losses	7,321	4,550
Acquisitions	17,257	--
Reclassification	(1,216)	--

Charge-offs	(6,429)	(6,077)
Less: recoveries	1,944	2,148

Net charge-offs	(4,485)	(3,929)

Total Allowance for loan loss	44,229	25,352

Reserve for unfunded commitments	1,338	--

Total Allowance for credit loss	$45,567	$25,352

Net charge-offs to average
loans and leases (annualized)	0.17%	0.21%

Recoveries to gross charge-offs	30.24%	35.35%

Deposits by Type
(Unaudited)

	December 31, 2004		September 30, 2004		December 31, 2003

Dollars in thousands	Amount	Mix	Amount	Mix	Amount	Mix

Demand, non interest bearing	$891,731	23.5%	$935,206	23.9%	$589,901	24.8%
Demand, interest bearing	1,504,396	39.6%	1,502,899	38.3%	1,048,733	44.1%
Savings	452,684	11.9%	531,466	13.6%	145,960	6.1%
Time	950,296	25.0%	949,700	24.2%	593,598	25.0%

Total Deposits	$3,799,107	100.0%	$3,919,271	100.0%	$2,378,192	100.0%

Umpqua Holdings Corporation Announces Fourth Quarter and Full Year 2004 Results
January 27, 2005

Umpqua Holdings Corporation
Selected Ratios
(Unaudited)

	Quarter ended:

	December 31, 2004	September 30, 2004	December 31, 2003

Net Interest Spread:
Yield on loans and leases	6.44%	6.35%	6.38%
Yield on taxable investments	4.10%	4.15%	3.67%
Yield on tax-exempt investments (1)	7.29%	6.72%	6.61%
Yield on temporary investments	1.92%	1.54%	0.77%

Total yield on earning assets	6.02%	5.91%	5.85%

Cost of interest bearing deposits	1.41%	1.29%	1.23%
Cost of securities sold under agreements
to repurchase and fed funds purchased	1.32%	1.37%	1.20%
Cost of borrowings	2.63%	1.79%	1.78%
Cost of trust preferred	5.58%	4.93%	4.68%

Total cost of interest bearing liabilities	1.66%	1.50%	1.39%

Net interest spread	4.36%	4.41%	4.45%

Net interest margin	4.74%	4.73%	4.77%

Before Merger Related Expenses :(2)
Return on average assets	1.45%	1.25%	1.19%
Return on average tangible assets	1.58%	1.36%	1.26%
Return on average equity	10.52%	9.35%	10.85%
Return on average tangible equity	26.46%	24.11%	22.10%

After Merger Related Expenses :(2)
Return on average assets	1.32%	1.13%	1.19%
Return on average tangible assets	1.44%	1.23%	1.26%
Return on average equity	9.53%	8.46%	10.85%
Return on average tangible equity	23.96%	21.81%	22.10%

Bank Only Ratios:
Umpqua Bank efficiency ratio before merger
expenses (2)	48.40%	55.43%	56.89%
Umpqua Bank net interest margin	4.96%	4.93%	4.91%

(1)	Tax exempt interest has been adjusted to a taxable equivalent basis using a 35% tax rate.

(2)	Includes the impact of the gain on sale of, and income from, discontinued operations.

Umpqua Holdings Corporation Announces Fourth Quarter and Full Year 2004 Results
January 27, 2005

Umpqua Holdings Corporation
Selected Ratios
(Unaudited)

		Year ended:

		December 31, 2004	December 31, 2003

Net Interest Spread:
Yield on loans and leases		6.31%	6.63%
Yield on taxable investments		4.05%	3.51%
Yield on tax-exempt investments (1)		6.93%	6.82%
Yield on temporary investments		1.61%	1.11%

Total yield on earning assets		5.87%	6.08%

Cost of interest bearing deposits		1.32%	1.42%
Cost of securities sold under
agreements to repurchase and fed funds purchased		1.13%	1.17%
Cost of borrowings		2.00%	2.48%
Cost of trust preferred		5.02%	4.86%

Total cost of interest bearing liabilities		1.53%	1.58%

Net interest spread		4.34%	4.50%

Net interest margin		4.68%	4.85%

Before Merger Related Expenses : (2)
Return on average assets		1.29%	1.31%
Return on average tangible assets		1.39%	1.39%
Return on average equity		10.34%	11.68%
Return on average tangible equity		23.97%	24.80%

After Merger Related Expenses : (2)
Return on average assets		1.20%	1.26%
Return on average tangible assets		1.30%	1.34%
Return on average equity		9.61%	11.24%
Return on average tangible equity		22.27%	23.87%

Bank Only Ratios:
Umpqua Bank efficiency ratio before merger expenses	(2)	53.51%	55.49%
Umpqua Bank net interest margin		4.88%	5.01%

(1)	Tax exempt interest has been adjusted to a taxable equivalent basis using a 35% tax rate.

(2)	Includes the impact of the gain on sale of, and income from, discontinued operations.

Umpqua Holdings Corporation Announces Fourth Quarter and Full Year 2004 Results
January 27, 2005

Umpqua Holdings Corporation
Mortgage Banking Statistical Analysis
(unaudited)

	Quarter ended:
	December 31, 2004	September 30, 2004	December 31, 2003

Dollars in thousands
Mortgage Servicing Rights (MSR):
Mortgage loans serviced for others	$1,066,905	$1,093,460	$1,166,581

MSR Asset (gross)	$11,946	$11,900	$12,515
Less: Valuation reserve	(792)	(760)	(1,907)

MSR Asset (net of reserve)	$11,154	$11,140	$10,608

MSR as % of serviced portfolio	1.05%	1.02%	0.91%

Mortgage Banking Revenue:
Origination and sale	$1,447	$2,065	$1,208
Servicing	250	196	(228)
MSR valuation reserve change	(32)	(319)	220

Total Mortgage Banking Revenue	$1,665	$1,942	$1,200

	Year ended:
	December 31, 2004	December 31, 2003

Dollars in thousands
Mortgage Banking Revenue:
Origination and sale	$6,688	$13,884
Servicing	(148)	(2,321)
MSR valuation reserve change	1,115	(90)

Total Mortgage Banking Revenue	$7,655	$11,473

Diluted earnings per share
contribution of Mortgage Group	$0.04	$0.11

# # #

UMPQUA HOLDINGS CORPORATION

Statistical Supplement

(in thousands, except share data and ratios: unaudited)

	4thQtr	3rdQtr	2ndQtr	1stQtr	4thQtr	3rdQtr	2ndQtr	1stQtr	4thQtr	3rdQtr	2ndQtr	1stQtr	Years Ended December 31,
	2004	2004	2004	2004	2003	2003	2003	2003	2002	2002	2002	2002	2004	2003	2002

Income Statement Data

Interest income	$ 63,240	$ 59,265	$ 38,646	$ 36,907	$ 36,608	$ 35,927	$ 34,281	$ 35,317	$ 30,058	$ 24,052	$ 23,149	$ 23,065	$198,058	$142,132	$100,325
Interest expense	13,566	11,856	7,557	7,392	6,804	6,839	7,480	7,738	6,935	5,739	5,428	5,695	40,371	28,860	23,797
Net interest income	49,674	47,409	31,089	29,515	29,804	29,088	26,801	27,579	23,123	18,313	17,721	17,370	157,687	113,272	76,528
Provision for credit losses	3,667	1,479	1,100	1,075	1,075	1,050	950	1,475	1,384	900	600	1,004	7,321	4,550	3,888
Net interest income after provision for credit losses	46,007	45,930	29,989	28,440	28,729	28,038	25,851	26,104	21,739	17,413	17,121	16,366	150,367	108,722	72,640
Service fees	5,434	5,570	3,273	3,127	3,188	3,256	3,198	2,914	2,541	2,138	1,877	2,084	17,404	12,556	8,640
Brokerage fees & commissions	3,188	2,736	3,014	2,891	2,554	2,635	2,370	1,939	2,208	2,299	2,331	2,174	11,829	9,498	9,012
Mortgage banking revenue, net	1,665	1,942	2,399	1,649	1,200	3,160	2,834	4,279	3,989	1,190	2,216	1,679	7,655	11,473	9,073
Gain (loss) on sale of securities	-	13	6	-	2	10	2,136	7	6	396	(901)	2	19	2,155	(497)
Other income (4)	7,930	1,412	716	793	760	455	1,100	1,045	412	682	478	541	10,851	3,361	2,113
Total noninterest income	18,217	11,673	9,408	8,460	7,704	9,516	11,638	10,184	9,156	6,705	6,001	6,480	47,758	39,043	28,341
Salaries and employee benefits	20,248	19,685	13,753	13,665	13,583	13,438	13,171	12,899	10,877	8,963	8,568	8,709	67,351	53,090	37,117
Premises and equipment	5,809	5,688	4,153	4,115	3,770	3,534	3,947	3,582	2,936	2,348	2,213	2,099	19,765	14,834	9,596
Other non interest expense	9,820	10,150	6,550	5,946	6,077	6,332	6,760	6,093	5,221	3,810	4,108	4,109	32,466	25,263	17,249
Total noninterest expense	35,877	35,523	24,456	23,726	23,430	23,304	23,878	22,574	19,034	15,121	14,889	14,917	119,582	93,187	63,962
Income before income tax & merger expense	28,347	22,080	14,941	13,174	13,003	14,250	13,611	13,714	11,861	8,997	8,233	7,929	78,542	54,578	37,020
Provision for income taxes	10,383	7,301	5,464	4,645	4,412	4,983	4,807	4,925	4,398	2,987	2,951	2,995	27,793	19,127	13,332
Net income before merger expenses	$17,964	$ 14,779	$9,477	$8,529	$8,591	$9,267	$8,804	$8,789	$7,463	$6,010	$5,282	$4,934	$50,749	$35,451	$23,689
Merger expenses net of tax benefit	1,695	1,411	346	131	-	251	672	409	748	-	-	973	3,583	1,332	1,721
Net income	$16,269	$ 13,368	$9,131	$8,398	$8,591	$9,016	$8,132	$8,380	$6,715	$6,010	$5,282	$3,961	$47,166	$34,119	$21,968

Share Data(1)

Before Merger Expenses:
Basic earnings per common share	$0.41	$0.35	$0.33	$0.30	$0.30	$0.33	$0.31	$0.31	$0.31	$0.30	$0.26	$0.25	$1.42	$1.25	$1.13
Diluted earnings per common share	$0.40	$0.34	$0.33	$0.30	$0.30	$0.32	$0.31	$0.31	$0.31	$0.29	$0.26	$0.24	$1.40	$1.24	$1.11
After Merger Expenses:
Basic earnings per common share	$0.37	$0.32	$0.32	$0.30	$0.30	$0.32	$0.29	$0.30	$0.28	$0.30	$0.26	$0.20	$1.32	$1.21	$1.04
Diluted earnings per common share	$0.36	$0.31	$0.32	$0.29	$0.30	$0.31	$0.28	$0.29	$0.28	$0.29	$0.26	$0.20	$1.30	$1.19	$1.03
Tangible book value per common share	$6.31	$5.97	$5.76	$5.99	$5.61	$5.36	$5.10	$4.86	$4.55	$6.21	$5.93	$5.60	$6.31	$5.61	$4.55
Book value per common share	$15.55	$15.28	$11.41	$11.59	$11.23	$11.00	$10.77	$10.57	$10.30	$7.51	$7.23	$6.91	$15.55	$11.23	$10.30
Cash dividends per common share	$0.06	$0.06	$0.06	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.22	$0.16	$0.16
Ratio of dividends declared to net income	16.30%	19.74%	18.54%	13.57%	13.23%	12.59%	13.92%	13.50%	16.68%	13.39%	15.22%	20.32%	17.22%	13.29%	16.09%
Shares outstanding	44,211,075	43,979,674	28,219,677	28,489,267	28,411,816	28,365,814	28,331,279	28,234,620	27,980,591	20,137,343	20,108,342	19,970,763	44,211,075	28,411,816	27,980,591
Basic weighted average shares of common stock outstanding	44,121,546	42,149,082	28,339,080	28,445,316	28,389,064	28,343,696	28,283,843	28,157,475	24,054,398	20,125,583	20,041,973	19,960,668	35,804,038	28,294,291	21,054,351
Common stock equivalents	749,393	740,631	325,199	373,883	413,101	359,195	384,083	412,669	309,762	273,213	276,731	243,474	541,405	371,779	251,686
Fully diluted weighted average shares of common stock outstanding	44,870,939	42,889,713	28,664,279	28,819,200	28,802,165	28,702,891	28,667,926	28,570,144	24,364,160	20,398,796	20,318,704	20,204,142	36,345,443	28,666,070	21,306,037

Net Income Before Merger Expense - Diluted Earnings Per Share Contribution

Core company (excluding mortgage group and gain (loss) on sale of securities)	$0.32	$0.33	$0.31	$0.28	$0.30	$0.26	$0.22	$0.25	$0.24	$0.25	$0.24	$0.20	$1.26	$1.06	$0.93
Mortgage group	$-	$0.01	$0.02	$0.01	$(0.01)	$0.05	$0.03	$0.05	$0.06	$0.02	$0.05	$0.04	$0.04	$0.11	$0.17
Gain (loss) on sale of securities	$-	$0.00	$0.00	$-	$0.00	$0.00	$0.05	$0.00	$0.00	$0.01	$(0.03)	$0.00	$0.00	$0.05	$(0.01)
Gain on sale of discontinued operation	$0.08	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$0.09	$-	$-
Income from discontinued operation	$0.00	$0.00	$0.00	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01	$0.00	$0.00	$0.01	$0.02	$0.02
Net income before merger expense per diluted share	$0.40	$0.34	$0.33	$0.30	$0.30	$0.32	$0.31	$0.31	$0.31	$0.29	$0.26	$0.24	$1.40	$1.24	$1.11

Balance Sheet Data (at period end)

Investment securities	$ 691,387	$ 752,417	$ 574,009	$ 518,496	$ 517,781	$ 422,973	$ 370,878	$ 374,000	$ 349,615	$ 272,007	$ 197,320	$ 191,189	$691,387	$517,781	$349,615
Loans & leases, gross (excl held-for-sale)	3,470,961	3,323,137	2,152,417	2,073,875	2,003,587	1,935,482	1,877,238	1,823,311	1,778,315	1,076,521	1,051,008	1,041,553	3,470,961	2,003,587	1,778,315
Less: Allowance for credit losses	44,229	43,374	27,319	26,287	25,352	25,312	25,316	24,538	24,731	15,038	14,698	14,271	44,229	25,352	24,731
Loans & leases, net (excl held-for-sale)	3,426,732	3,279,763	2,125,098	2,047,588	1,978,235	1,910,170	1,851,922	1,798,773	1,753,584	1,061,483	1,036,310	1,027,282	3,426,732	1,978,235	1,753,584
Intangible assets	408,460	409,516	159,575	159,661	159,585	160,012	160,547	161,181	160,967	26,105	26,117	26,169	408,460	159,585	160,967
Total assets	4,879,968	4,944,340	3,153,291	2,997,782	2,963,815	2,811,195	2,747,057	2,645,915	2,555,964	1,586,955	1,489,711	1,437,172	4,879,968	2,963,815	2,555,964
Total deposits	3,799,107	3,919,271	2,479,115	2,428,926	2,378,192	2,263,211	2,282,909	2,178,769	2,103,790	1,347,494	1,278,086	1,207,513	3,799,107	2,378,192	2,103,790
Total shareholders' equity	687,613	671,977	322,039	330,237	318,969	311,987	305,104	298,469	288,159	151,214	145,377	137,913	687,613	318,969	288,159

Balance Sheet Data (averages)

Loans & leases, gross (excl held-for-sale)	$ 3,388,503	$ 3,158,363	$ 2,125,031	$ 2,033,357	$ 1,945,568	$ 1,900,862	$ 1,827,360	$ 1,796,875	$ 1,410,341	$ 1,063,939	$ 1,041,251	$ 1,020,288	$2,679,576	$1,868,165	$1,134,832
Loans held for sale	22,831	29,915	29,245	25,100	39,868	72,831	40,678	34,298	38,708	21,727	16,816	12,841	26,770	47,005	22,592
Earning assets	4,205,698	4,015,604	2,751,467	2,581,349	2,499,933	2,412,628	2,296,639	2,223,745	1,827,954	1,406,355	1,286,450	1,269,304	3,392,475	2,359,142	1,449,250
Total assets	4,918,386	4,693,725	3,106,392	2,941,964	2,863,045	2,759,590	2,636,203	2,579,051	2,071,194	1,539,335	1,431,889	1,410,246	3,919,985	2,710,388	1,614,775
Non interest bearing demand deposits	935,648	875,741	607,543	571,131	585,655	583,422	531,779	473,501	400,737	302,983	275,125	257,663	748,380	544,006	309,502
Interest bearing deposits	2,920,903	2,761,381	1,861,619	1,813,598	1,737,365	1,658,570	1,644,151	1,631,155	1,317,153	1,022,508	943,012	933,151	2,342,117	1,688,076	1,054,922
Interest bearing liabilities	3,255,602	3,143,938	2,145,309	2,021,049	1,937,556	1,843,889	1,772,521	1,760,894	1,433,604	1,074,087	991,649	995,415	2,644,525	1,829,240	1,124,753
Total shareholders' equity	679,387	628,667	327,064	324,191	314,184	305,751	301,314	292,767	215,557	149,350	143,008	138,473	490,724	303,569	161,774

UMPQUA HOLDINGS CORPORATION
Statistical Supplement
(in thousands, except share data and ratios: unaudited)

	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Years Ended December 31,
	2004	2004	2004	2004	2003	2003	2003	2003	2002	2002	2002	2002	2004	2003	2002

Other Financial Data

Total loan charge-offs	$ 3,443	$ 2,124	$ 415	$ 447	$ 1,591	$ 2,045	$ 466	$ 1,975	$ 1,760	$ 669	$ 234	$ 129	$ 6,429	$ 6,077	$ 2,792
Total loan recoveries	631	659	347	307	556	991	294	307	212	109	61	176	1,944	2,148	558
Net loan charge-offs (recoveries)	2,812	1,465	68	140	1,035	1,054	172	1,668	1,548	560	173	(47)	4,485	3,929	2,234
Loans 90 days past due and still accruing	737	497	704	1,246	927	533	1,112	963	3,243	520	2,559	2,166	737	927	3,243
Non-accrual loans	21,836	27,299	11,648	10,554	10,498	12,861	20,767	16,853	15,152	4,803	4,140	2,527	21,836	10,498	15,152
Total nonperforming loans	22,573	27,796	12,352	11,800	11,425	13,394	21,879	17,816	18,395	5,323	6,699	4,693	22,573	11,425	18,395
Other real estate owned	979	641	724	1,711	2,529	2,452	2,504	3,430	2,209	756	1,384	1,430	979	2,529	2,209
Nonperforming assets	23,552	28,437	13,076	13,511	13,954	15,846	24,383	21,246	20,604	6,079	8,083	6,123	23,552	13,954	20,604

Selected Ratios

Net Income Before Merger Expenses :
Return on average total assets (annualized)	1.45%	1.25%	1.23%	1.17%	1.19%	1.33%	1.34%	1.38%	1.43%	1.55%	1.48%	1.42%	1.29%	1.31%	1.47%
Return on average tangible assets (annualized)	1.58%	1.36%	1.29%	1.23%	1.28%	1.43%	1.43%	1.46%	1.52%	1.60%	1.51%	1.43%	1.39%	1.39%	1.51%
Return on average total shareholders' equity (annualized)	10.52%	9.35%	11.65%	10.58%	10.85%	12.02%	11.72%	12.17%	13.74%	15.97%	14.82%	14.45%	10.34%	11.68%	14.64%
Return on average tangible shareholders' equity (annualized)	26.46%	24.11%	22.76%	20.84%	22.10%	25.31%	25.19%	27.04%	23.76%	19.35%	17.98%	17.62%	23.97%	24.80%	19.76%
Efficiency ratio (3) - Umpqua Bank only	48.40%	55.43%	55.11%	58.16%	56.89%	55.94%	57.51%	54.98%	52.88%	55.08%	57.22%	58.35%	53.51%	56.32%	55.58%
Efficiency ratio (3)	52.55%	59.74%	60.09%	62.14%	62.10%	59.98%	61.55%	59.16%	58.23%	59.58%	61.83%	61.64%	57.88%	60.70%	60.15%
Non interest revenue to Total revenue (TE)	26.68%	19.63%	23.12%	22.16%	20.42%	24.49%	30.00%	26.69%	28.01%	26.42%	24.92%	26.78%	23.11%	25.43%	26.65%
Effective tax rate	36.63%	33.07%	36.57%	35.26%	33.93%	34.97%	35.32%	35.91%	37.08%	33.20%	35.84%	37.77%	35.39%	35.05%	36.01%
Net Income After Merger Expenses:
Return on average total assets (annualized)	1.32%	1.13%	1.18%	1.15%	1.19%	1.30%	1.24%	1.32%	1.29%	1.55%	1.48%	1.14%	1.20%	1.26%	1.36%
Return on average tangible assets (annualized)	1.44%	1.23%	1.25%	1.21%	1.28%	1.40%	1.32%	1.39%	1.36%	1.60%	1.51%	1.15%	1.30%	1.34%	1.40%
Return on average total shareholders' equity (annualized)	9.53%	8.46%	11.23%	10.42%	10.85%	11.70%	10.83%	11.61%	12.36%	15.97%	14.82%	11.60%	9.61%	11.24%	13.58%
Return on average tangible shareholders' equity (annualized)	23.96%	21.81%	21.93%	20.52%	22.10%	24.63%	23.27%	25.78%	21.38%	19.35%	17.98%	14.14%	22.27%	23.87%	18.33%
Average yield on earning assets (2) (annualized)	6.02%	5.91%	5.68%	5.78%	5.85%	5.95%	6.05%	6.51%	6.61%	6.89%	7.33%	7.48%	5.87%	6.08%	7.02%
Interest expense to interest bearing liabilities(2)(annualized)	1.66%	1.50%	1.42%	1.47%	1.39%	1.47%	1.69%	1.78%	1.92%	2.12%	2.19%	2.32%	1.53%	1.58%	2.12%
Net interest spread (2)	4.36%	4.41%	4.26%	4.31%	4.45%	4.48%	4.36%	4.73%	4.69%	4.77%	5.14%	5.16%	4.34%	4.50%	4.91%
Interest expense to earning assets (annualized)	1.28%	1.17%	1.10%	1.15%	1.08%	1.12%	1.31%	1.41%	1.51%	1.62%	1.69%	1.82%	1.19%	1.22%	1.64%
Net interest margin (2) (annualized)	4.74%	4.73%	4.57%	4.63%	4.77%	4.82%	4.74%	5.10%	5.10%	5.27%	5.63%	5.66%	4.68%	4.85%	5.38%
Net interest margin (2) (annualized) - Umpqua Bank only	4.96%	4.93%	4.74%	4.80%	4.91%	4.98%	4.90%	5.27%	5.28%	5.27%	5.63%	5.66%	4.88%	5.01%	5.44%

Asset Quality Ratios

Allowance for credit losses to ending total loans and leases	1.31%	1.34%	1.27%	1.27%	1.27%	1.31%	1.35%	1.35%	1.39%	1.40%	1.40%	1.37%	1.31%	1.27%	1.39%
Nonperforming loans to ending total loans and leases	0.65%	0.84%	0.57%	0.57%	0.57%	0.69%	1.17%	0.98%	1.03%	0.49%	0.64%	0.45%	0.65%	0.57%	1.03%
Nonperforming assets to ending total assets	0.48%	0.58%	0.41%	0.45%	0.47%	0.56%	0.89%	0.80%	0.81%	0.38%	0.54%	0.43%	0.48%	0.47%	0.81%
Net loan charge-offs (recoveries) to avg loans and leases (annualized)	0.33%	0.18%	0.01%	0.03%	0.21%	0.22%	0.04%	0.38%	0.44%	0.21%	0.07%	-0.02%	0.17%	0.21%	0.20%

Capital Ratio

Average shareholders' equity to average assets	13.81%	13.39%	10.53%	11.02%	10.97%	11.08%	11.43%	11.35%	10.41%	9.70%	9.99%	9.82%	12.52%	11.20%	10.02%

Year to Date Growth

Loans & leases, gross (excl held-for-sale)	73.24%	65.86%	7.43%	3.51%	12.67%	8.84%	5.56%	2.53%	75.01%	5.94%	3.43%	2.50%	73.24%	12.67%	75.01%
Deposits	59.75%	64.80%	4.24%	2.13%	13.04%	7.58%	8.51%	3.56%	74.60%	11.84%	6.07%	0.22%	59.75%	13.04%	74.60%
Total assets	64.65%	66.82%	6.39%	1.15%	15.96%	9.99%	7.48%	3.52%	78.90%	11.08%	4.27%	0.59%	64.65%	15.96%	78.90%

Mortgage Banking Revenue

Gain (loss) on origination and sale	1,447	2,065	1,903	1,273	1,208	2,424	4,867	4,985	4,904	2,377	1,892	1,662	6,688	13,484	10,834
Servicing income before accelerated amortization	693	703	314	307	299	318	323	253	227	207	193	177	2,017	1,193	804
Accelerated servicing right amortization	(443)	(507)	(684)	(531)	(527)	(1,222)	(1,056)	(709)	(670)	(343)	(169)	(160)	(2,165)	(3,514)	(1,342)
Sub total before mortgage servicing right (MSR) valuation change	1,697	2,261	1,533	1,049	980	1,520	4,134	4,529	4,461	2,241	1,916	1,679	6,540	11,163	10,296
MSR valuation change	(32)	(319)	866	600	220	1,640	(1,700)	(250)	(471)	(1,050)	300	-	1,115	(90)	(1,221)
Total Mortgage Banking Revenue	1,665	1,942	2,399	1,649	1,200	3,160	2,434	4,279	3,990	1,191	2,216	1,679	7,655	11,073	9,075

Mortgage Servicing Right Asset

Gross Mortgage Servicing Right Asset	11,946	11,900	11,832	12,266	12,515	12,859	13,041	12,646	11,533	8,789	7,764	6,987	11,946	12,515	11,533
less: valuation reserve	(792)	(760)	(441)	(1,307)	(1,907)	(2,127)	(3,767)	(2,467)	(2,217)	(1,746)	(696)	(996)	(792)	(1,907)	(2,217)
Net Mortgage Servicing Right Asset	11,154	11,140	11,391	10,959	10,608	10,732	9,274	10,179	9,316	7,043	7,068	5,991	11,154	10,608	9,316
Net Mortgage Servicing Right Asset as % of serviced loan portfolio	1.05%	1.02%	1.02%	0.95%	0.91%	0.91%	0.77%	0.90%	0.91%	0.87%	0.98%	0.94%	1.05%	0.91%	0.91%

(1) Per share data has been adjusted for subsequent stock dividends and stock splits.

(2) Tax exempt interest income has been adjusted to a tax equivalent basis at a 35% effective tax rate.

(3) Efficiency ratio is noninterest expense divided by the sum of net interest income (tax equivalent basis) plus noninterest income.

(4) The gain on sale of, and income from, the merchant bankcard operation, which is disclosed as a discontinued operation on the Company's financial statements, is included in other non-interest income above.